UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

This report on Form N-CSR relates solely to the Registrant’s Fidelity Real Estate High Income Fund series (the “Fund”).

Item 1.

Reports to Stockholders

Fidelity® Real Estate High Income Fund Annual Report November 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	1.26%	7.86%	4.47%

$1,000,000 Over 10 Years

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. CMBS ex AAA Index performed over the same period.

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2006.

Period Ending Values
$1,547,899	Fidelity® Real Estate High Income Fund
$917,368	Bloomberg Barclays U.S. CMBS ex AAA Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  Commercial mortgage-backed securities (CMBS), as measured by the Bloomberg Barclays U.S. CMBS ex AAA Index, gained 3.33% for the 12 months ending November 30, 2016. Credit spreads widened and CMBS prices retreated near the beginning of the period amid concerns about the U.S. Federal Reserve’s December 2015 interest rate hike, weakness in parts of China’s economy and plunging crude-oil prices. However, oil prices began an extended recovery early in 2016, and China implemented a massive monetary and fiscal stimulus program, which helped stabilize its economy. Around the same time, the Bank of Japan implemented a negative interest rate for excess reserves placed at the bank by financial institutions, while the European Central Bank pushed its key deposit rate further into negative territory and boosted its quantitative easing program. These positives, coupled with generally favorable property fundamentals, a modestly growing U.S. economy and mostly falling Treasury yields, enabled CMBS spreads to start to narrow after February, lifting the index through the end of August. However, the index gave up much of its gain in the period’s final three months, as the rise in U.S. Treasury yields that began around midyear accelerated amid concerns about inflationary measures that might result from a Trump administration and another Fed rate hike anticipated in December 2016.

Comments from Portfolio Managers Stephen Rosen and David Bagnani:  For the year, the fund gained 1.26%, considerably behind the benchmark Bloomberg Barclays index. Non-benchmark exposure to CMBS with credit ratings below investment grade accounted for much of the fund’s shortfall of the benchmark. These securities declined more early in the period and gained less as prices recovered, as investors remained cautious about lower-quality issues amid fears that the real estate cycle might be in its latter stages. Also weighing on lower-rated CMBS prices was uncertainty over a risk-retention provision – scheduled to take effect in January 2017 – of the Dodd-Frank financial-reform law that would require the originator, or first buyer, of securitized mortgages to retain exposure to the collateral for an extended period. The fund’s largest absolute detractor by far was CRSTC 2002-1A D. This CDO, or collateralized debt obligation, lost most of its value this period, as expectations for recovery of the principal of one of the underlying loans diminished. Also weighing on our result were the E and F tranches of GSMS 2012-GCJ7. These below-investment-grade CMBS were representative of the relatively weak performance of lower-rated securities this period. Conversely, RREF 2007-1A J was additive. A relatively small holding considered to have a very low probability of payoff, this CDO soared in value after it paid off at face value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of November 30, 2016
AAA,AA,A	14.9%
BBB	28.6%
BB	16.8%
B	11.8%
CCC,CC,C	2.9%
D	0.1%
Not Rated	15.4%
Equities	4.6%
Short-Term Investments and Net Other Assets	4.9%

As of May 31, 2016
AAA,AA,A	15.0%
BBB	28.1%
BB	17.1%
B	12.1%
CCC,CC,C	3.6%
D	0.1%
Not Rated	12.7%
Equities	5.3%
Short-Term Investments and Net Other Assets	6.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of November 30, 2016
CMOs and Other Mortgage Related Securities	79.7%
Asset-Backed Securities	2.7%
Nonconvertible Bonds	3.9%
Convertible Bonds, Preferred Stocks	4.6%
Bank Loan Obligations	4.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

As of May 31, 2016
CMOs and Other Mortgage Related Securities	79.2%
Asset-Backed Securities	2.5%
Nonconvertible Bonds	3.8%
Convertible Bonds, Preferred Stocks	5.3%
Bank Loan Obligations	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Investments November 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 3.9%
		Principal Amount(a)	Value
Diversified Financial Services - 0.1%
CBL & Associates LP 4.6% 10/15/24		$1,144,000	$1,077,637
Healthcare - 0.8%
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26		400,000	375,000
Omega Healthcare Investors, Inc.:
4.95% 4/1/24		311,000	314,905
5.875% 3/15/24		1,790,000	1,843,858
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		3,000,000	2,985,000
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,253,461

TOTAL HEALTHCARE			8,772,224

Homebuilders/Real Estate - 1.5%
CalAtlantic Group, Inc. 8.375% 5/15/18		1,000,000	1,085,000
CBRE Group, Inc. 5% 3/15/23		2,325,000	2,401,302
DDR Corp.:
4.625% 7/15/22		288,000	304,757
7.875% 9/1/20		2,437,000	2,843,014
Howard Hughes Corp. 6.875% 10/1/21 (b)		1,715,000	1,808,296
Hunt Companies, Inc. 9.625% 3/1/21 (b)		4,235,000	4,362,050
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (b)		1,170,000	1,199,250
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22		1,000,000	1,060,744

TOTAL HOMEBUILDERS/REAL ESTATE			15,064,413

Hotels - 1.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		4,250,000	4,111,875
FelCor Lodging LP 5.625% 3/1/23		755,000	768,213
Host Hotels & Resorts LP 4.75% 3/1/23		890,000	926,773
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23		2,300,000	2,328,750
Times Square Hotel Trust 8.528% 8/1/26 (b)		6,019,906	6,871,413

TOTAL HOTELS			15,007,024

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (b)		720,000	738,000
TOTAL NONCONVERTIBLE BONDS
(Cost $38,853,880)			40,659,298

Asset-Backed Securities - 2.7%
American Homes 4 Rent:
Series 2014-SFR1 Class E, 3.0346% 6/17/31 (b)(c)		3,968,000	3,941,921
Series 2014-SFR2 Class E, 6.231% 10/17/36 (b)		672,000	713,909
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)		1,864,000	2,003,545
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)		2,557,223	2,609,231
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (b)		4,476,000	4,696,977
Class XS, 0% 10/17/45 (b)(c)(d)		3,263,553	33
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 4.2498% 6/26/34 (b)(c)		73,793	15,813
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 2.0618% 3/20/50 (b)(c)		750,000	75
Class E, 2.6618% 3/20/50 (b)(c)		3,000,000	300
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (b)		2,687,456	155,577
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (b)		700,713	70
Series 2004-1A Class H1, 4.5804% 1/28/40 (b)(c)		2,804,239	280
Invitation Homes Trust:
Series 2013-SFR1 Class F, 4.174% 12/17/30 (b)(c)		600,000	596,404
Series 2014-SFR1:
Class E, 3.7846% 6/17/31 (b)(c)		2,500,000	2,512,147
Class F, 4.2846% 6/17/31 (b)(c)		2,431,000	2,413,470
Series 2014-SFR3 Class E, 5.0346% 12/17/31 (b)(c)		943,000	944,336
Series 2014-SRF2 Class F, 4.5346% 9/17/31 (b)(c)		1,000,000	998,566
Series 2015-SRF1 Class E, 4.735% 3/17/32 (b)(c)		1,000,000	1,006,107
Merit Securities Corp. Series 13 Class M1, 7.5243% 12/28/33 (c)		1,665,000	1,727,168
Progress Residential Trust Series 2015-SFR3 Class F, 6.643% 11/12/32 (b)		714,000	732,620
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		256,832	119,354
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 3.5309% 2/5/36 (b)(c)		2,683,821	268
Class E, 5.3809% 2/5/36 (b)(c)		835,063	84
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 5.3809% 12/5/36 (b)(c)		4,940,718	494
Tricon American Homes Trust Series 2016-SFR1 Class F, 6.038% 11/17/33 (b)		1,914,000	1,880,203
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class A1, 1.131% 11/21/40 (b)(c)		163,880	163,471
TOTAL ASSET-BACKED SECURITIES
(Cost $38,995,485)			27,232,423

Collateralized Mortgage Obligations - 1.2%
Private Sponsor - 1.2%
Countrywide Home Loans, Inc. Series 2003-R1:
Class 2B4, 3.3644% 2/25/43 (b)(c)		50,047	30,491
Class 2B5, 3.3644% 2/25/43 (b)(c)		106,143	19,962
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7502% 9/25/19 (b)(c)		9,856	106
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-26 Class 4B3, 7% 10/25/17		21,460	16,058
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3583% 12/25/46 (b)(c)		6,045,000	6,558,123
Series 2010-K7 Class B, 5.4443% 4/25/20 (b)(c)		5,000,000	5,454,770
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (b)		107,054	107,124
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.479% 6/10/35 (b)(c)		136,031	80,331
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 12.037% 12/10/35 (b)(c)		1,897	4
Series 2004-A Class B7, 4.787% 2/10/36 (b)(c)		69,550	10,836
Series 2004-B:
Class B8, 5.287% 2/10/36 (b)(c)		60,193	7,156
Class B9, 8.787% 2/10/36 (b)(c)		58,500	1,539
Series 2004-C Class B7, 4.037% 9/10/36 (b)(c)		237,997	15,928

TOTAL PRIVATE SPONSOR			12,302,428

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (e)		142,815	16,522
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 3.296% 2/25/42 (b)(c)		60,156	43,433
Class 3B5, 3.296% 2/25/42 (b)(c)		38,427	5,317
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.3132% 1/25/42 (b)(c)		53,231	28,668
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.9949% 12/25/42 (c)(e)		537,702	83,643
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.2812% 6/25/43 (c)(e)		198,042	99,112
Class 2B5, 3.2812% 6/25/43 (c)(e)		111,476	13,598

TOTAL U.S. GOVERNMENT AGENCY			290,293

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,968,049)			12,592,721

Commercial Mortgage Securities - 78.5%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (b)		1,230,000	1,337,383
Asset Securitization Corp. Series 1997-D4 Class B5, 7.525% 4/14/29		4,476,925	4,457,615
Aventura Mall Trust Series 2013-AVM Class E, 3.7427% 12/5/32 (b)(c)		5,000,000	5,049,223
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.349% 11/10/42 (c)		718,367	717,652
Series 2005-5 Class D, 5.4027% 10/10/45 (c)		854,691	854,399
Series 2008-1 Class D, 6.27% 2/10/51 (b)(c)		1,970,000	1,499,536
Bank of America Commercial Mortgage Trust Series 2015-UBS7:
Class C, 4.3663% 9/15/48 (c)		1,826,000	1,801,135
Class D, 3.167% 9/15/48		1,130,000	845,989
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class E, 4.2844% 9/10/28 (b)(c)		7,884,000	7,399,715
BBCMS Mortgage Trust Series 2016-ETC Class D, 3.6089% 8/14/36 (b)(c)		2,100,000	2,049,420
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7218% 4/12/38 (b)(c)		933,417	935,834
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR11 Class AJ, 5.4358% 3/11/39 (c)		3,175,000	3,044,213
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (b)		4,973,737	5,178,864
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (b)(c)		3,043	2,743
BKB Commercial Mortgage Trust Series 1997-C1 Class H, 0.7752% 10/25/22 (b)(c)		20,921	18,934
BLCP Hotel Trust:
floater Series 2014-CLRN Class F, 3.5716% 8/15/29 (b)(c)		2,591,000	2,491,725
Series 2014-CLMZ Class M, 6.2655% 8/15/29 (b)(c)		3,720,199	3,673,823
CCRESG Commercial Mortgage Trust Series 2016-HEAT Class E, 5.4883% 4/10/29 (b)(c)		3,478,000	3,309,017
CG-CCRE Commercial Mortgage Trust:
Series 2014-FL1:
Class YTC2, 3.0236% 6/15/31 (b)(c)		2,431,000	2,310,858
Class YTC3, 3.0236% 6/15/31 (b)(c)		874,000	826,233
Series 2014-FL1, 3.0236% 6/15/31 (b)(c)		2,431,000	2,321,085
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.7859% 4/10/28 (b)(c)		683,000	654,599
Class F, 3.7859% 4/10/28 (b)(c)		3,987,000	3,762,973
CGGS Commercial Mortgage Trust Series 2016-RND Class DFL, 5.2846% 2/15/33 (b)(c)		1,078,566	1,087,768
Chase Commercial Mortgage Securities Corp.:
Series 1998-1 Class H, 6.34% 5/18/30 (b)		3,055,670	3,137,358
Series 1998-2 Class J, 6.39% 11/18/30 (b)		3,329,253	3,067,679
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.1061% 9/10/46 (b)(c)		8,792,000	7,940,825
Series 2015-SHP2 Class E, 4.35% 7/15/27 (b)(c)		3,568,000	3,342,521
Series 2016-C3 Class D, 3% 11/15/49 (b)		4,562,000	3,088,577
Series 2016-SMPL Class E, 4.509% 9/10/31 (b)		1,722,000	1,680,465
COMM Mortgage Trust:
floater Series 2014-PAT Class E, 3.6769% 8/13/27 (b)(c)		3,339,000	3,301,241
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)		5,250,000	3,594,675
Series 2012-CR1:
Class C, 5.3512% 5/15/45 (c)		2,060,000	2,173,655
Class D, 5.3512% 5/15/45 (b)(c)		6,994,000	7,036,170
Class G, 2.462% 5/15/45 (b)		966,000	586,199
Series 2012-CR5 Class D, 4.3301% 12/10/45 (b)(c)		1,550,000	1,453,237
Series 2012-LC4 Class D, 5.6256% 12/10/44 (b)(c)		7,914,000	7,701,607
Series 2013-CCRE6 Class E, 4.171% 3/10/46 (b)(c)		189,000	132,288
Series 2013-CR10:
Class C, 4.7889% 8/10/46 (b)(c)		1,310,000	1,335,572
Class D, 4.7889% 8/10/46 (b)(c)		4,410,000	3,726,508
Series 2013-CR12 Class D, 5.0832% 10/10/46 (b)(c)		7,745,000	6,898,338
Series 2013-CR6 Class F, 4.171% 3/10/46 (b)(c)		1,727,000	1,078,361
Series 2013-CR9 Class D, 4.2563% 7/10/45 (b)(c)		1,184,000	1,006,528
Series 2013-LC6 Class D, 4.2843% 1/10/46 (b)(c)		6,025,000	5,380,012
Series 2014-CR15 Class D, 4.762% 2/10/47 (b)(c)		1,273,000	1,128,010
Series 2014-CR17:
Class D, 4.7989% 5/10/47 (b)(c)		3,728,000	3,299,929
Class E, 4.7989% 5/10/47 (b)(c)		336,000	234,374
Series 2014-UBS2 Class D, 5.1821% 3/10/47 (b)(c)		4,146,000	3,459,591
Series 2015-3BP Class F, 3.2384% 2/10/35 (b)(c)		5,288,000	4,577,154
Series 2015-CR23 Class CME, 3.6845% 5/10/48 (b)(c)		1,991,000	1,775,227
Series 2016-CD1 Class D, 2.7725% 8/10/49 (b)(c)		2,782,000	1,963,967
Commercial Mortgage Asset Trust Series 1999-C2:
Class G, 6% 11/17/32		1,711,702	1,766,886
Class H, 6% 11/17/32 (b)		3,365,414	3,455,744
Commercial Mortgage Trust Series 2016-CD2:
Class C, 3.031% 11/10/49		1,500,000	1,487,798
Class D, 3.031% 11/10/49 (b)(c)		2,017,000	1,455,438
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class E, 4.8546% 8/15/45 (b)(c)		6,370,000	5,966,827
Class F, 4.25% 8/15/45 (b)		7,900,000	5,994,884
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)		1,500,000	1,000,988
Core Industrial Trust:
Series 2015-CALW Class G, 3.8504% 2/10/34 (b)(c)		3,107,000	2,940,642
Series 2015-TEXW Class F, 3.8487% 2/10/34 (b)(c)		2,080,000	1,892,371
Series 2015-WEST Class F, 4.2268% 2/10/37 (b)(c)		6,476,000	5,568,622
Cosmopolitan Hotel Trust floater Series 2016-CSMO Class C, 3.186% 11/15/33 (b)(c)		2,816,000	2,824,822
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1:
Class F, 6% 5/17/40 (b)		3,553,291	3,632,848
Class H, 6% 5/17/40 (b)		2,501,042	2,041,959
Series 1998-C2:
Class F, 6.75% 11/15/30 (b)		420,837	422,116
Class G, 6.75% 11/15/30 (b)		1,065,000	1,085,234
CSMC Trust:
floater Series 2015-DEAL:
Class D, 3.638% 4/15/29 (b)(c)		4,500,000	4,483,094
Class E, 4.538% 4/15/29 (b)(c)		2,000,000	1,984,964
Class F, 5.288% 4/15/29 (b)(c)		2,721,000	2,691,247
Series 2016-MFF Class F, 7.7882% 11/15/33 (b)(c)		4,003,000	4,002,980
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (b)(c)		5,120,000	4,608,727
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class D, 5.6969% 11/10/46 (b)(c)		1,000,000	1,091,239
Class E, 5.6969% 11/10/46 (b)(c)		8,929,000	9,403,736
Class F, 5.6969% 11/10/46 (b)(c)		7,806,000	7,116,039
Class G, 4.652% 11/10/46 (b)		9,378,000	7,944,949
Series 2011-LC3A Class D, 5.3452% 8/10/44 (b)(c)		4,111,000	4,233,066
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.4951% 9/10/49 (c)		2,200,000	2,073,881
Freddie Mac:
pass-thru certificates Series K013 Class X3, 2.9089% 1/25/43 (c)(d)		5,370,000	546,383
Series KAIV Class X2, 3.6147% 6/25/46 (c)(d)		2,780,000	392,377
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.1951% 9/25/45 (b)(c)		4,544,000	4,922,591
Series 2011-K10 Class B, 4.6306% 11/25/49 (b)(c)		2,500,000	2,666,783
Series 2011-K11 Class B, 4.4229% 12/25/48 (b)(c)		3,190,000	3,395,351
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.3822% 12/15/34 (b)(c)		6,500,000	6,335,461
Class FFX, 3.3822% 12/15/34 (b)(c)		1,721,000	1,630,707
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class J, 5.1% 7/10/45 (b)(c)		897,222	564,230
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		1,689,396	1,657,920
Series 1997-C2:
Class G, 6.75% 4/15/29 (c)		993,536	1,008,381
Class H, 6.75% 4/15/29 (c)		6,130,384	4,878,042
Series 1999-C2I Class K, 6.481% 9/15/33		7,875,000	7,112,680
GP Portfolio Trust Series 2014-GPP:
Class D, 3.2846% 2/15/27 (b)(c)		2,691,000	2,673,602
Class E, 4.3846% 2/15/27 (b)(c)		1,717,000	1,657,437
Grace Mortgage Trust Series 2014-GRCE Class F, 3.5901% 6/10/28 (b)(c)		1,491,000	1,466,797
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.067% 8/10/43 (b)(c)		4,985,000	5,057,481
Class E, 4% 8/10/43 (b)		5,951,000	5,508,183
Class F, 4% 8/10/43 (b)		3,909,000	3,252,748
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.1841% 12/10/43 (b)(c)		4,100,000	4,121,527
Series 2011-GC3 Class D, 5.6327% 3/10/44 (b)(c)		1,239,000	1,266,840
Series 2011-GC5:
Class C, 5.3999% 8/10/44 (b)(c)		5,010,000	5,361,869
Class D, 5.3999% 8/10/44 (b)(c)		7,012,000	6,953,283
Class E, 5.3999% 8/10/44 (b)(c)		966,000	815,709
Class F, 4.5% 8/10/44 (b)		4,500,000	3,421,328
Series 2012-GC6:
Class D, 5.6544% 1/10/45 (b)(c)		2,735,000	2,646,178
Class E, 5% 1/10/45 (b)(c)		1,822,000	1,477,746
Series 2012-GC6I Class F, 5% 1/10/45 (c)		1,810,000	1,214,023
Series 2012-GCJ7:
Class C, 5.7334% 5/10/45 (c)		5,830,000	6,129,909
Class D, 5.7334% 5/10/45 (b)(c)		10,512,500	10,054,302
Class E, 5% 5/10/45 (b)		6,263,000	4,577,181
Class F, 5% 5/10/45 (b)		8,442,000	5,533,965
Series 2012-GCJ9 Class D, 4.8525% 11/10/45 (b)(c)		4,788,000	4,338,613
Series 2013-GC12 Class D, 4.4755% 6/10/46 (b)(c)		1,043,000	887,936
Series 2013-GC13 Class D, 4.2029% 7/10/46 (b)(c)		6,567,000	5,715,331
Series 2013-GC16:
Class D, 5.32% 11/10/46 (b)(c)		4,709,000	4,242,065
Class F, 3.5% 11/10/46 (b)		3,037,000	1,824,552
Series 2016-GS2 Class C, 4.5302% 5/10/49 (c)		2,959,000	3,028,644
Series 2016-GS3 Class D, 2.728% 10/10/49 (b)		4,243,000	2,955,101
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (b)		4,683,000	4,512,159
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (b)(c)		1,714,000	1,621,345
Class F, 4.0667% 2/10/29 (b)(c)		6,374,000	5,917,743
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.7846% 7/15/29 (b)(c)		2,884,000	2,811,633
Series 2013-HLT Class EFX, 4.4533% 11/5/30 (b)(c)		8,062,000	8,058,994
Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(c)		4,500,000	3,478,810
Series 2016-SFP Class F, 6.0801% 11/5/35 (b)		2,207,000	2,102,906
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22 Class D, 4.56% 9/15/47 (b)(c)		2,472,000	1,933,339
Series 2015-C32 Class C, 4.6683% 11/15/48 (c)		6,248,000	5,716,250
JPMDB Commercial Mortgage Securities Trust Series 2016-C4 Class D, 3.0972% 12/15/49 (b)(c)		2,221,000	1,598,670
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.438% 1/12/37 (b)(c)		805,000	791,222
Series 2009-IWST:
Class C, 7.4453% 12/5/27 (b)(c)		2,260,000	2,521,631
Class D, 7.4453% 12/5/27 (b)(c)		10,670,000	11,858,029
Series 2010-CNTR Class D, 6.1838% 8/5/32 (b)(c)		4,170,000	4,590,462
Series 2012-CBX:
Class D, 5.2154% 6/16/45 (b)(c)		4,050,000	4,063,783
Class E, 5.2154% 6/15/45 (b)(c)		3,618,000	3,578,725
Class F, 4% 6/15/45 (b)		4,494,000	3,427,524
Class G 4% 6/15/45 (b)		4,957,000	3,003,042
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-INN:
Class E, 4.138% 6/15/29 (b)(c)		3,407,000	3,372,919
Class F, 4.538% 6/15/29 (b)(c)		4,191,000	4,080,874
Series 2004-CBX Class D, 5.097% 1/12/37 (c)		1,215,000	1,205,473
Series 2005-LDP2:
Class C, 4.911% 7/15/42 (c)		1,488,049	1,486,816
Class F, 5.01% 7/15/42 (c)		811,000	770,616
Series 2011-C3:
Class E, 5.6142% 2/15/46 (b)(c)		2,903,000	2,956,968
Class H, 4.409% 2/15/46 (b)(c)		3,147,000	2,353,922
Series 2011-C4:
Class E, 5.5305% 7/15/46 (b)(c)		6,160,000	6,281,701
Class F, 3.873% 7/15/46 (b)		555,000	449,101
Class H, 3.873% 7/15/46 (b)		3,221,000	2,203,215
Class NR, 3.873% 7/15/46 (b)		1,588,500	893,059
Class TAC1, 7.99% 7/15/46 (b)		3,105,440	3,126,461
Class TAC2, 7.99% 7/15/46 (b)		3,196,000	3,187,472
Series 2011-C5:
Class C, 5.3942% 8/15/46 (b)(c)		5,803,234	6,211,823
Class D, 5.3942% 8/15/46 (b)(c)		2,000,000	2,027,998
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (c)		201,000	200,038
Class D, 4.2372% 4/15/46 (c)		3,555,000	3,217,111
Class E, 3.25% 4/15/46 (b)(c)		104,000	71,132
Class F, 3.25% 4/15/46 (b)(c)		7,077,000	3,893,087
Series 2014-DSTY:
Class D, 3.8046% 6/10/27 (b)(c)		3,858,000	3,718,267
Class E, 3.8046% 6/10/27 (b)(c)		4,173,000	3,859,721
Series 2015-UES Class F, 3.621% 9/5/32 (b)(c)		4,221,000	3,982,150
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (b)		357,192	310,983
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class E, 3.8979% 5/15/31 (b)(c)		5,117,000	4,997,611
LB Commercial Conduit Mortgage Trust Series 1998-C1 Class K, 6.3% 2/18/30 (b)		1,634,963	1,399,959
Liberty Street Trust Series 2016-225L:
Class D, 4.6485% 2/10/36 (b)(c)		2,459,000	2,549,352
Class E, 4.6485% 2/10/36 (b)(c)		2,478,000	2,387,850
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 4.8689% 1/20/41 (b)(c)		1,228,000	1,186,998
Class E, 4.8689% 1/20/41 (b)(c)		1,913,000	1,678,337
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (b)(c)		1,393,000	1,351,854
Class M, 5.45% 5/28/40 (b)(c)		1,533,000	1,404,151
Merrill Lynch Financial Asset, Inc. Series 2005-CA17:
Class H, 4.525% 11/12/37 (c)	CAD	88,613	65,742
Class J, 4.525% 11/12/37 (c)	CAD	248,000	183,900
Class K, 4.525% 11/12/37 (c)	CAD	261,000	193,462
Class L, 4.525% 11/12/37 (c)	CAD	248,000	183,734
Class M, 4.525% 11/12/37 (c)	CAD	2,006,355	1,482,250
Merrill Lynch Mortgage Investors Trust Series 1997-C2 Class F, 6.25% 12/10/29 (c)		1,623,791	1,620,593
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.5902% 5/12/39 (c)		2,749,732	2,748,379
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1 Class IO, 9.321% 1/15/37 (b)(c)(d)		33,326	916
Series 2004-C2 Class D, 7.347% 10/15/40 (b)		694,090	69
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31 (b)		2,000,000	1,749,778
Series 2012-C6 Class D, 4.6565% 11/15/45 (b)(c)		4,361,000	4,265,174
Series 2013-C12 Class D, 4.7654% 10/15/46 (b)(c)		4,000,000	3,662,598
Series 2013-C13:
Class D, 4.8913% 11/15/46 (b)(c)		5,023,000	4,611,170
Class E, 4.8913% 11/15/46 (b)(c)		2,000,000	1,408,903
Series 2013-C7:
Class D, 4.2797% 2/15/46 (b)(c)		4,540,000	4,122,780
Class E, 4.2797% 2/15/46 (b)(c)		1,580,000	1,110,459
Series 2013-C8 Class D, 4.0617% 12/15/48 (b)(c)		2,260,000	1,951,731
Series 2013-C9:
Class C, 4.0669% 5/15/46 (c)		3,070,000	3,082,965
Class D, 4.1549% 5/15/46 (b)(c)		5,331,000	4,873,382
Series 2016-C30:
Class C, 4.134% 9/15/49 (c)		1,722,000	1,653,325
Class D, 2.6% 9/15/49 (b)		1,629,000	1,114,729
Series 2016-C31 Class D, 3% 10/15/26 (b)(c)		2,945,000	1,922,959
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class J, 0.9646% 7/15/19 (b)(c)		2,609,698	2,580,024
sequential payer Series 2012-C4 Class E, 5.4369% 3/15/45 (b)(c)		5,018,000	4,890,158
Series 1997-RR Class F, 7.4986% 4/30/39 (b)(c)		216,661	213,832
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)		1,192,444	1,193,804
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (b)		496,736	487,028
Class N, 6.54% 3/15/32 (b)		39,157	10,052
Series 1999-WF1:
Class N, 5.91% 11/15/31 (b)		1,600,000	1,585,618
Class O, 5.91% 11/15/31 (b)		1,199,225	982,194
Series 2004-IQ7 Class G, 5.2511% 6/15/38 (b)(c)		1,140,000	1,163,398
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		2,098,941	2,098,150
Series 2011-C1:
Class C, 5.4323% 9/15/47 (b)(c)		2,050,000	2,250,941
Class D, 5.4323% 9/15/47 (b)(c)		10,522,000	11,308,505
Class E, 5.4323% 9/15/47 (b)(c)		1,500,000	1,600,141
Series 2011-C2:
Class D, 5.4725% 6/15/44 (b)(c)		6,316,000	6,501,934
Class E, 5.4725% 6/15/44 (b)(c)		4,900,000	5,006,981
Class F, 5.4725% 6/15/44 (b)(c)		3,620,000	3,441,545
Series 2011-C3:
Class C, 5.1551% 7/15/49 (b)(c)		1,920,000	2,062,772
Class D, 5.1551% 7/15/49 (b)(c)		7,530,000	7,675,323
Class E, 5.1551% 7/15/49 (b)(c)		3,029,000	3,027,847
Class G, 5.1551% 7/15/49 (b)(c)		3,909,000	2,916,502
Series 2012-C4:
Class D, 5.4369% 3/15/45 (b)(c)		1,950,000	1,985,205
Class F, 3.07% 3/15/45 (b)		1,500,000	1,007,389
Series 2014-150E:
Class C, 4.295% 9/9/32 (b)(c)		2,867,000	2,963,921
Class F, 4.295% 9/9/32 (b)(c)		2,900,000	2,407,221
Series 2014-CPT Class F, 3.4455% 7/13/29 (b)(c)		4,412,000	4,292,306
Series 2015-MS1:
Class C, 4.0296% 5/15/48 (c)		3,074,000	2,909,520
Class D, 4.0296% 5/15/48 (b)(c)		2,646,000	1,984,552
Series 2015-UBS8 Class D, 3.25% 12/15/48 (b)		3,409,000	2,507,151
Series 2016-BNK2 Class C, 3% 11/15/49 (b)		1,497,000	1,076,154
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class E, 7.5619% 7/15/33 (b)(c)		880,755	929,173
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (b)		9,506,000	9,470,715
Class F, 5% 2/5/30 (b)		2,271,000	2,208,484
MSCG Trust Series 2016-SNR:
Class D, 6% 11/15/34 (b)		8,760,000	8,456,453
Class E, 6.3072% 11/15/34 (b)		2,439,000	2,241,746
MSJP Commercial Securities Mortgage Trust:
Series 2015-HAUL Class E, 4.851% 9/5/47 (b)(c)		1,217,000	967,803
Series 2015-HAUL, Class D, 4.851% 9/5/47 (b)(c)		1,244,000	1,210,390
NationsLink Funding Corp. Series 1999-LTL1 Class D, 6.45% 1/22/26 (b)		3,386,240	3,382,917
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)		2,807,621	3,425,298
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (b)	CAD	1,170,000	872,818
Class G, 4.456% 9/12/38 (b)	CAD	585,000	435,586
Class H, 4.456% 9/12/38 (b)	CAD	390,000	289,395
Class J, 4.456% 9/12/38 (b)	CAD	390,000	285,632
Class K, 4.456% 9/12/38 (b)	CAD	195,000	140,116
Class L, 4.456% 9/12/38 (b)	CAD	281,000	195,635
Class M, 4.456% 9/12/38 (b)	CAD	1,134,647	748,497
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	1,131,496
Class G, 4.57% 4/12/23	CAD	505,000	376,838
Class H, 4.57% 4/12/23	CAD	505,000	376,188
Class J, 4.57% 4/12/23	CAD	505,000	375,222
Class K, 4.57% 4/12/23	CAD	253,000	187,660
Class L, 4.57% 4/12/23	CAD	757,000	560,540
Class M, 4.57% 4/12/23	CAD	1,864,935	1,340,468
SCG Trust Series 2013-SRP1 Class D, 3.8783% 11/15/26 (b)(c)		10,324,000	9,717,611
Starwood Retail Property Trust Series 2014-STAR Class D, 3.7743% 11/15/27 (b)(c)		5,526,000	5,175,811
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.4827% 8/15/39 (c)		496,100	501,871
Series 2007-C4 Class F, 5.4827% 8/15/39 (c)		5,345,000	4,939,054
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5461% 5/10/45 (b)(c)		5,491,000	5,481,567
Class E, 5% 5/10/45 (b)(c)		2,294,000	1,842,122
Class F, 5% 5/10/45 (b)(c)		2,982,000	1,971,762
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.238% 6/10/30 (b)(c)		1,550,000	1,497,232
Series 2012-WRM Class C, 4.238% 6/10/30 (b)(c)		1,000,000	978,106
Wachovia Bank Commercial Mortgage Trust Series 2004-C11:
Class D, 5.692% 1/15/41 (c)		2,269,078	2,285,113
Class E, 5.742% 1/15/41 (c)		2,465,000	2,505,683
Wells Fargo Commercial Mortgage Trust:
Series 2010-C1 Class XB, 0.5901% 11/15/43 (b)(c)(d)		26,055,541	552,203
Series 2012-LC5 Class D, 4.7759% 10/15/45 (b)(c)		6,749,000	6,359,894
Series 2013-LC12 Class C, 4.2966% 7/15/46 (c)		3,238,000	3,249,480
Series 2015-NXS4 Class E, 3.6021% 12/15/48 (b)(c)		2,457,000	1,617,890
Series 2016-BNK1 Class D, 3% 8/15/49 (b)		1,045,000	760,706
Series 2016-C35 Class D, 3.142% 7/15/48 (b)		3,872,000	2,618,959
Series 2016-LC25 Class C, 4.436% 12/15/59 (c)		2,200,000	2,048,119
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)		5,102,000	3,324,858
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)		1,502,600	1,103,036
Series 2011-C3:
Class C, 5.335% 3/15/44 (b)		2,240,000	2,363,033
Class D, 5.6399% 3/15/44 (b)(c)		3,984,000	4,088,676
Class E, 5% 3/15/44 (b)		1,510,000	1,252,190
Class F, 5% 3/15/44 (b)		2,907,350	2,118,414
Series 2011-C4:
Class D, 5.2478% 6/15/44 (b)(c)		1,940,000	1,993,058
Class E, 5.2478% 6/15/44 (b)(c)		2,554,000	2,579,517
Series 2011-C5:
Class C, 5.6783% 11/15/44 (b)(c)		1,670,000	1,796,782
Class D, 5.6783% 11/15/44 (b)(c)		3,575,000	3,792,861
Class E, 5.6783% 11/15/44 (b)(c)		4,450,655	4,497,660
Class F, 5.25% 11/15/44 (b)(c)		4,587,000	3,784,440
Class G, 5.25% 11/15/44 (b)(c)		1,507,150	1,165,740
Series 2012-C10:
Class D, 4.4527% 12/15/45 (b)(c)		2,130,000	1,927,779
Class E, 4.4527% 12/15/45 (b)(c)		5,765,000	4,372,226
Class F, 4.4527% 12/15/45 (b)(c)		7,537,000	4,763,075
Series 2012-C6 Class D, 5.5839% 4/15/45 (b)(c)		3,250,000	3,260,784
Series 2012-C7:
Class C, 4.8354% 6/15/45 (c)		3,793,000	4,005,838
Class E, 4.8354% 6/15/45 (b)(c)		4,374,000	4,195,773
Class F, 4.5% 6/15/45 (b)		1,765,000	1,298,208
Class G, 4.5% 6/15/45 (b)		5,063,750	3,345,103
Series 2012-C8:
Class D, 4.8972% 8/15/45 (b)(c)		1,000,000	973,858
Class E, 4.8972% 8/15/45 (b)(c)		1,400,000	1,321,820
Series 2013-C11:
Class D, 4.2077% 3/15/45 (b)(c)		2,240,000	1,986,626
Class E, 4.2077% 3/15/45 (b)(c)		6,000,000	4,172,810
Series 2013-C13 Class D, 4.1386% 5/15/45 (b)(c)		1,800,000	1,615,443
Series 2013-C16 Class D, 4.9823% 9/15/46 (b)(c)		801,000	741,572
Series 2013-UBS1 Class D, 4.6275% 3/15/46 (b)(c)		3,168,000	2,946,853
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.228% 11/15/29 (b)(c)		4,379,481	4,313,490
Class G, 3.5443% 11/15/29 (b)(c)		1,054,096	990,555
WP Glimcher Mall Trust Series 2015-WPG Class PR2, 3.516% 6/5/35 (b)(c)		2,604,000	2,138,733
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $808,807,562)			810,680,677
		Shares	Value

Preferred Stocks - 4.6%
Convertible Preferred Stocks - 0.4%
Homebuilders/Real Estate - 0.2%
Alexandria Real Estate Equities, Inc. Series D, 7.00%		64,000	2,209,920
Hotels - 0.2%
FelCor Lodging Trust, Inc. Series A, 1.95%		84,700	2,045,505

TOTAL CONVERTIBLE PREFERRED STOCKS			4,255,425

Nonconvertible Preferred Stocks - 4.2%
Diversified Financial Services - 0.2%
American Homes 4 Rent Series D, 6.50%		103,400	2,498,144
Homebuilders/Real Estate - 3.8%
Alexandria Real Estate Equities, Inc. Series E, 6.45%		79,400	2,012,790
Annaly Capital Management, Inc.:
Series A, 7.875%		108,781	2,723,876
Series C, 7.625%		48,000	1,155,840
CBL & Associates Properties, Inc. Series D, 7.375%		129,000	3,169,530
Cedar Shopping Centers, Inc. Series B, 7.25%		30,000	742,200
Corporate Office Properties Trust Series L, 7.375%		71,383	1,820,267
CYS Investments, Inc. Series B, 7.50%		80,500	1,861,965
DDR Corp. Series K, 6.25%		90,662	2,234,818
Equity Lifestyle Properties, Inc. Series C, 6.75%		161,628	4,129,595
MFA Financial, Inc. Series B, 7.50%		96,700	2,381,721
PS Business Parks, Inc. Series S, 6.45%		152,000	3,844,080
Public Storage Series S, 5.90%		50,000	1,247,500
Realty Income Corp. Series F, 6.625%		80,000	2,020,800
Regency Centers Corp. Series 6, 6.625%		34,710	879,204
Retail Properties America, Inc. Series A, 7.00%		135,649	3,398,007
Sun Communities, Inc. Series A, 7.125%		141,293	3,631,230
Taubman Centers, Inc. Series J, 6.50%		66,277	1,673,494
			38,926,917
Hotels - 0.2%
Hospitality Properties Trust Series D, 7.125%		70,000	1,763,300

TOTAL NONCONVERTIBLE PREFERRED STOCKS			43,188,361

TOTAL PREFERRED STOCKS
(Cost $46,237,938)			47,443,786
		Principal Amount(a)	Value

Bank Loan Obligations - 4.2%
Diversified Financial Services - 0.5%
Extell Boston 5.154% 8/31/21 (c)		5,531,685	5,517,856
Ocwen Loan Servicing, LLC Tranche B, term loan 5.5% 2/15/18 (c)		63,170	63,170

TOTAL DIVERSIFIED FINANCIAL SERVICES			5,581,026

Food & Drug Retail - 0.4%
Albertson's LLC Tranche B 5LN, term loan 4.75% 12/21/22 (c)		4,224,176	4,234,145
Healthcare - 0.1%
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (c)		990,063	986,351
Homebuilders/Real Estate - 1.7%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (c)		3,727,583	3,783,496
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (c)		2,412,783	2,405,255
iStar Financial, Inc. Tranche B, term loan 5.5% 7/1/20 (c)		5,161,284	5,212,897
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (c)		713,213	718,412
Simply Storage Management LLC 8.2375% 9/6/21 (c)		5,530,000	5,530,000

TOTAL HOMEBUILDERS/REAL ESTATE			17,650,060

Hotels - 1.3%
ESH Hospitality, Inc. Tranche B, term loan 3.75% 8/30/23 (c)		965,000	971,186
Hilton Worldwide Finance LLC:
Tranche B 2LN, term loan 3.0842% 10/25/23 (c)		4,547,092	4,576,648
Tranche B, term loan 3.5% 10/25/20 (c)		444,802	446,679
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (c)		5,889,305	5,854,970
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (c)		987,277	985,224

TOTAL HOTELS			12,834,707

Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (c)		2,350,219	2,366,858
TOTAL BANK LOAN OBLIGATIONS
(Cost $43,405,024)			43,653,147

Preferred Securities - 0.0%
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)		3,000,000	1,500
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (b)		3,100,000	310

TOTAL HOMEBUILDERS/REAL ESTATE

(Cost $6,004,703)			1,810
		Shares	Value

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.39% (f)
(Cost $60,781,481)		60,773,252	60,785,407
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $1,055,054,122)			1,043,049,269
NET OTHER ASSETS (LIABILITIES) - (1.0)%			(9,817,749)
NET ASSETS - 100%			$1,033,231,520

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $769,629,584 or 74.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $212,875 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$123,758
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 3.9949% 12/25/42	3/25/03	$308,955
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.2812% 6/25/43	9/29/03	$80,423
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.2812% 6/25/43	9/29/03	$15,216

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$283,142
Total	$283,142

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$8,123,402	$8,123,402	$--	$--
Real Estate	39,320,384	39,320,384	--	--
Corporate Bonds	40,659,298	--	40,659,298	--
Asset-Backed Securities	27,232,423	--	26,940,108	292,315
Collateralized Mortgage Obligations	12,592,721	--	12,133,615	459,106
Commercial Mortgage Securities	810,680,677	--	784,223,604	26,457,073
Bank Loan Obligations	43,653,147	--	38,123,147	5,530,000
Preferred Securities	1,810	--	--	1,810
Money Market Funds	60,785,407	60,785,407	--	--
Total Investments in Securities:	$1,043,049,269	$108,229,193	$902,079,772	$32,740,304

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$7,884,900
Net Realized Gain (Loss) on Investment Securities	(487,745)
Net Unrealized Gain (Loss) on Investment Securities	(3,145,089)
Cost of Purchases	701,667
Proceeds of Sales	(2,879,702)
Amortization/Accretion	722,411
Transfers into Level 3	23,660,631
Transfers out of Level 3	--
Ending Balance	$26,457,073
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$(3,696,514)
Other Investments in Securities
Beginning Balance	$6,209,548
Net Realized Gain (Loss) on Investment Securities	120,367
Net Unrealized Gain (Loss) on Investment Securities	(2,158,252)
Cost of Purchases	6,028,721
Proceeds of Sales	(2,700,379)
Amortization/Accretion	(811,651)
Transfers into Level 3	191,656
Transfers out of Level 3	(596,779)
Ending Balance	$6,283,231
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2016	$(3,030,852)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $994,272,641)	$982,263,862
Fidelity Central Funds (cost $60,781,481)	60,785,407
Total Investments (cost $1,055,054,122)		$1,043,049,269
Cash		79,384
Receivable for investments sold		381,776
Receivable for fund shares sold		3,000,000
Dividends receivable		87,458
Interest receivable		4,322,396
Distributions receivable from Fidelity Central Funds		20,650
Prepaid expenses		2,380
Other receivables		12
Total assets		1,050,943,325
Liabilities
Payable for investments purchased	$16,649,150
Distributions payable	228,151
Accrued management fee	612,805
Other affiliated payables	49,219
Other payables and accrued expenses	172,480
Total liabilities		17,711,805
Net Assets		$1,033,231,520
Net Assets consist of:
Paid in capital		$1,076,947,190
Undistributed net investment income		879,475
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,590,329)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(12,004,816)
Net Assets, for 121,389,856 shares outstanding		$1,033,231,520
Net Asset Value, offering price and redemption price per share ($1,033,231,520 ÷ 121,389,856 shares)		$8.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2016
Investment Income
Dividends		$3,374,691
Interest		58,802,137
Income from Fidelity Central Funds		283,142
Total income		62,459,970
Expenses
Management fee	$7,359,172
Transfer agent fees	155,415
Accounting fees and expenses	435,243
Custodian fees and expenses	20,715
Independent trustees' fees and expenses	4,484
Audit	347,983
Legal	1,899
Miscellaneous	8,081
Total expenses before reductions	8,332,992
Expense reductions	(8,592)	8,324,400
Net investment income (loss)		54,135,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,577,676)
Fidelity Central Funds	14,082
Foreign currency transactions	(48,846)
Total net realized gain (loss)		(1,612,440)
Change in net unrealized appreciation (depreciation) on: Investment securities	(39,373,447)
Assets and liabilities in foreign currencies	266
Total change in net unrealized appreciation (depreciation)		(39,373,181)
Net gain (loss)		(40,985,621)
Net increase (decrease) in net assets resulting from operations		$13,149,949

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2016	Year ended November 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,135,570	$57,419,373
Net realized gain (loss)	(1,612,440)	1,199,413
Change in net unrealized appreciation (depreciation)	(39,373,181)	(22,325,283)
Net increase (decrease) in net assets resulting from operations	13,149,949	36,293,503
Distributions to shareholders from net investment income	(47,734,877)	(48,877,097)
Distributions to shareholders from net realized gain	–	(5,045,131)
Distributions to shareholders from tax return of capital	–	(2,969,041)
Total distributions	(47,734,877)	(56,891,269)
Share transactions
Proceeds from sales of shares	152,302,000	183,316,000
Reinvestment of distributions	44,613,666	52,631,236
Cost of shares redeemed	(181,272,137)	(116,990,824)
Net increase (decrease) in net assets resulting from share transactions	15,643,529	118,956,412
Total increase (decrease) in net assets	(18,941,399)	98,358,646
Net Assets
Beginning of period	1,052,172,919	953,814,273
End of period	$1,033,231,520	$1,052,172,919
Other Information
Undistributed net investment income end of period	$879,475	$–
Distributions in excess of net investment income end of period	$–	$(4,784,124)
Shares
Sold	17,689,948	20,647,694
Issued in reinvestment of distributions	5,176,977	5,900,238
Redeemed	(21,071,193)	(13,045,480)
Net increase (decrease)	1,795,732	13,502,452

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate High Income Fund

Years ended November 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.80	$8.99	$8.77	$8.72	$7.87
Income from Investment Operations
Net investment income (loss)A	.451	.539	.560	.542	.537
Net realized and unrealized gain (loss)	(.343)	(.190)	.205	.048	.898
Total from investment operations	.108	.349	.765	.590	1.435
Distributions from net investment income	(.398)	(.462)	(.495)	(.505)	(.574)
Distributions from net realized gain	–	(.050)	(.050)	(.035)	(.011)
Tax return of capital	–	(.027)	–	–	–
Total distributions	(.398)	(.539)	(.545)	(.540)	(.585)
Net asset value, end of period	$8.51	$8.80	$8.99	$8.77	$8.72
Total ReturnB	1.26%	3.96%	8.98%	6.96%	18.94%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.80%	.81%	.83%	.81%
Expenses net of fee waivers, if any	.80%	.80%	.81%	.83%	.81%
Expenses net of all reductions	.80%	.80%	.81%	.83%	.81%
Net investment income (loss)	5.23%	6.05%	6.31%	6.18%	6.52%
Supplemental Data
Net assets, end of period (000 omitted)	$1,033,232	$1,052,173	$953,814	$877,459	$902,714
Portfolio turnover rateE	19%	20%	20%	22%	21%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2016

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Asset-Backed Securities	$292,315	Discounted cash flow	Yield	15.0% - 18.4% / 15.3%	Decrease
			Spread	8.5%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Commercial Mortgage Securities	$21,380,307	Discounted cash flow	Yield	5.5% - 30.8% / 16.6%	Decrease
			Spread	2.4% - 11.7% / 8.9%	Decrease
			Discount rate	20.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
Collateralized Mortgage Obligations	$459,106	Discounted cash flow	Yield	4.1% - 20.0% / 10.5%	Decrease
			Spread	7.3%	Decrease
		Expected distribution	Recovery rate	1.1%	Increase
Preferred Securities	$1,810	Expected distribution	Recovery rate	0.0% - 0.1% / 0.0%	Increase
Bank Loan Obligations	$5,530,000	Market approach	Transaction price	$100.00	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$38,492,517
Gross unrealized depreciation	(48,500,017)
Net unrealized appreciation (depreciation) on securities	$(10,007,500)
Tax Cost	$1,053,056,769

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(33,233,370)
Net unrealized appreciation (depreciation) on securities and other investments	$(10,007,463)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(12,497,160)
2019	(15,362,164)
Total with expiration	$(27,859,324)
No expiration
Short-term	$(1,645,063)
Long-term	(3,728,983)
Total no expiration	$(5,374,046)
Total capital loss carryforward	$(33,233,370)

The tax character of distributions paid was as follows:

	November 30, 2016	November 30, 2015
Ordinary Income	$47,734,877	$ 53,922,228
Tax Return of Capital	–	2,969,041
Total	$47,734,877	$ 56,891,269

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $230,166,427 and $181,223,096, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,648 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,101.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,475.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of approximately 35% of the total outstanding shares of the Fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Real Estate High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 23, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-401-292-6402.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 to November 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period-B June 1, 2016 to November 30, 2016
Actual	.80%	$1,000.00	$1,014.80	$4.03
Hypothetical-C		$1,000.00	$1,021.00	$4.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $42,732,554 of distributions paid during the period January 1, 2016 to November 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2015. The Board considered that the fund is a specialized institutional product that, unlike the majority of funds in its peer group, primarily invests in lower quality commercial mortgage-backed securities and other real estate-related investments, which require significant proprietary research and investment expertise. FMR has not identified any other similar, publicly-available open-end funds.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The fund is above the median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

REHI-ANN-0117
1.734092.117

Item 2.

Code of Ethics

As of the end of the period, November 30, 2016, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$321,000	$-	$6,900	$13,100

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$295,000	$-	$7,600	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2016A	November 30, 2015A
Audit-Related Fees	$5,315,000	$5,890,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2016 A	November 30, 2015 A
PwC	$6,620,000	$7,060,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

I

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 26, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 26, 2017